UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21257

                   MERCANTILE ALTERNATIVE STRATEGIES FUND, LLC
               (Exact name of registrant as specified in charter)
                                    --------


                                Two Hopkins Plaza
                               Baltimore, MD 21201
               (Address of principal executive offices) (Zip code)

                      SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                                 Oaks, PA 18074
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-410-237-5223

                     DATE OF FISCAL YEAR END: MARCH 31, 2005

                    DATE OF REPORTING PERIOD: MARCH 31, 2005

ITEM 1. REPORTS TO STOCKHOLDERS.


MERCANTILE ALTERNATIVE
STRATEGIES FUND LLC
ANNUAL REPORT
MARCH 31, 2005

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
CONTENTS
MARCH 31, 2005
--------------------------------------------------------------------------------


                                                                         PAGE(S)

Fund Commentary (unaudited)....................................................3

Report of Independent Registered Public Accounting Firm........................7

FINANCIAL STATEMENTS

Schedule of Investments........................................................8

Statement of Assets and Liabilities...........................................10

Statement of Operations.......................................................11

Statements of Changes in Members' Capital.....................................12

Statement of Cash Flows.......................................................13

Financial Highlights..........................................................14

Notes to Financial Statements.................................................15

Liquidity of Investment Funds (unaudited).....................................21

Directors and Officers of the Fund (unaudited)................................22

Board Approval of the Investment Management Agreement (unaudited).............24

Other Information (unaudited).................................................27

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------



Dear Members:

Mercantile Alternative Strategies Fund LLC (the "Fund") gained 5.39%, net of all fees, expenses and incentive fees, for the 12 months ended March 31, 2005 (the "Reporting Period"). In comparison, the Russell 2000 Index returned 5.41% for the same period.

The Fund produced positive returns in eight of the 12 months of the fiscal year ended March 31, 2005. While marginally lagging the performance of the broad small-cap equity market, it is important to note that the Fund's standard deviation, a commonly used statistical measure of portfolio volatility and risk, was significantly lower than that of the Russell 2000 Index for the annual period. Indeed, the Fund produced positive returns during the first calendar quarter of 2005 when the Russell 2000 Index returns were negative.

It is also important to note that the Fund produced a positive annual return against a most challenging backdrop for small-cap stocks. The Russell 2000 Index produced negative returns in five of the 12 months of the fiscal year, and, reversing a six-year trend of small-cap outperformance, large-cap stocks outpaced small-cap stocks both for the quarter and the annual period ended March 31, 2005.

MARKET AND ECONOMIC REVIEW

During the first half of the fiscal year, ongoing conflict in Iraq, growing concerns over potential interest rate increases, prospects for higher oil prices, heightened threats of terrorism and yet another too-close-to-call U.S. Presidential election kept global equity investors quite risk averse. Uncertainty dominated and investor focus remained on macro-oriented events rather than on stock market fundamentals. Especially volatile in these conditions were smaller capitalization companies, which are inherently more susceptible than their larger-cap brethren to fluctuations in liquidity. Many equity hedge fund managers faced choppy trading conditions and an environment wherein some stocks' prices rose on bad news, while others fell on positive reports. This phenomenon was attributed to what are known as "crowded" trades, where short-term investors sold stocks of companies that had announced positive results thereby driving their prices down while, at the same time, covering short positions of companies posting negative news thereby driving those stock prices up.

With the start of the fourth quarter of 2004, increasing clarity over many of the macro issues allowed investors to begin focusing on traditional valuation metrics and provided a catalyst for strengthening global equity markets and relative value stock picking. Indeed the first half of the fiscal year, while difficult for hedge fund managers, created substantial relative value opportunities that began to converge during these months. Also, as visibility regarding the U.S. economy increased, supported by somewhat better job growth data and positive corporate earnings growth, equity markets began to reward fundamental analysis. As a result, the markets began to differentiate between individual stocks. This shift from a macro-obsessed market to a fundamentally driven market was the backdrop for a more favorable long/short equity environment. Conviction levels of hedge fund managers increased markedly and gross and net market exposures increased. Almost equally important was the strength of the market rally during the fourth quarter. Even hedge fund managers that typically have minimal net beta exposures to the market were able to capitalize simply due to the magnitude of the rally. Event-driven hedge fund managers and special situations hedge fund managers also had a strong quarter, the former based on a roaring credit rally as high yield bond spreads tightened further from already narrow levels and the latter based on increased corporate deal activity and the unfolding of a number of significant corporate

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------



catalysts. As risk was rewarded during these months, small-cap equities outpaced their large-cap counterparts.

In the last months of the fiscal year, macro factors, such as surging oil prices, rising inflation fears and a potentially more aggressive U.S. Federal Reserve Board, once again became investors' focus, as the substantial appetite for risk during the prior quarter had been largely satisfied. As a result, most hedge fund strategies had muted returns during these months, especially convertible arbitrage and statistical arbitrage. While the broad equity markets across all capitalizations produced negative returns for the first quarter of 2005, small-cap equities were the poorest performing equity segment.

FUND REVIEW

Robeco-Sage Capital Management, LLC began as sub-advisor to the Fund on May 25, 2004. We immediately began conducting due diligence on each hedge fund manager, including on-site visits, and transitioning the portfolio to reflect our methodology and philosophy for managing fund-of-funds portfolios. Our goals were to increase portfolio risk-taking to be more consistent with the Fund's stated objectives but at the same time to enhance both manager and hedge fund strategy diversification so that no one manager or strategy may dominate performance.

In so doing, we redeemed nine of the Fund's 19 managers and added 16 managers, such that there were 26 managers at March 31, 2005. We sought managers who, in our view, have well-articulated investment processes for return generation and demonstrated abilities to manage portfolio risk exposures. We also sought managers who we believe can generate returns through security selection versus significant long market exposures. The Fund's assets continued to be invested primarily with managers focusing on smaller companies, typically less than $5 billion in capitalization. Of the 26 hedge funds in the Fund at the end of the fiscal year, 21 generated positive returns for the Reporting Period and five generated negative returns.

In the transition process, we also carefully evaluated the Fund's strategies and strategy allocation. We categorized the Fund's strategies into three main components. The first is long/short equity strategies with a small-cap emphasis, where our goal is to normally allocate between 50% and 75% of Fund assets. The other two are event-driven strategies and relative value strategies with an emphasis in both components on those specific strategies correlated to small-cap returns. The non-long/short equity components are meant to enhance the Fund's risk-adjusted returns and help manage portfolio risk.

o LONG/SHORT EQUITY STRATEGIES - The gross cumulative returns produced by the long/short equity strategies employed in the Fund significantly outpaced the Russell 2000 Index for the 12 months ended March 31, 2005. The long-biased managers contributed disproportionately to returns given the positive, though stifled, returns of the small-cap equity market. During the fiscal year, we did not significantly adjust the Fund's allocation to this component, maintaining an average of 66% of Fund assets in these strategies. Long/short equity strategies are tactical strategies whereby managers buy long undervalued positions and sell short overvalued positions.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------



o EVENT-DRIVEN STRATEGIES - The gross cumulative returns produced by the event-driven strategies employed in the Fund also significantly outpaced the Russell 2000 Index for the fiscal year. This component of the Fund benefited most from its distressed securities strategies, which were the best-performing hedge fund strategies for the 12 months ended March 31, 2005. Indeed, most of the event driven strategies produced strong positive annual returns, making this component a valuable contributor to the Fund's performance. During our transition process, we increased the Fund's allocation to these event driven strategies from approximately 6.3% of assets at the start of the fiscal year to approximately 15.7% of assets at the end of the annual period. Most of this increase was deployed into further broadening the event driven component of the Fund, specifically through the initiation of a position in special situations strategies. Event driven strategies are, in general, approaches that seek to anticipate certain events, such as mergers or corporate restructurings. Such funds typically employ medium-term holding periods.

o RELATIVE VALUE STRATEGIES - The gross cumulative returns produced by the relative strategies employed in the Fund underperformed the Russell 2000 Index for the annual period. This was due primarily to the Fund's exposure to convertible arbitrage and statistical arbitrage funds, both of which faced significant headwinds, including multi-year low equity market volatility during the fiscal period and an increasingly sophisticated market that no longer rewarded simple strategies with excess returns. By the end of the fiscal year, we redeemed the Fund's two statistical arbitrage hedge funds. Shortly after the end of the fiscal year, we notified the convertible arbitrage manager of its pending redemption. Indeed, we reduced the Fund's overall allocation to relative value strategies from approximately 25.5% at the start of the fiscal year to just under 18% at March 31, 2005. At the same time, we enhanced this component of the Fund, adding exposure both to fixed income arbitrage and macro/global asset allocation strategies. Relative value strategies are market-neutral investment strategies that seek to identify investments whose values are attractive, compared to similar securities, when risk, liquidity and return are taken into account.

STRATEGY AHEAD

We expect the equity market environment in the months ahead to be conducive to long/short equity strategies, particularly for those hedge fund managers focusing on smaller companies. Improved visibility on the economy and on Federal Reserve Board policy going forward should lead to higher conviction levels among managers, which, in turn, should lead to more risk-taking. Such enhanced visibility should also, we believe, enable hedge fund managers to utilize their fundamental research skills to make better relative value decisions.

Given this view, we are pleased with the current positioning of the Fund and the changes we have implemented since taking over as advisor at the end of May 2004. While maintaining a core focus on small-cap focused long/short equity hedge funds, we have broadened the Fund's investment in strategies that we believe may enhance returns and dampen volatility. We have also reduced the Fund's exposure to strategies, such as statistical arbitrage, that we do not believe will benefit from anticipated market conditions. We further believe that because the hedge fund managers we have added to the Fund focus on generating positive returns more through security specific selection than on market directional biases, such hedge fund managers should help the Fund generate more consistent returns. Going forward, our management team intends to continue implementing strategies that may enhance the performance of the Fund while carefully examining current market cycles.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
FUND COMMENTARY (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------



We appreciate your continued investment in Mercantile Alternative Strategies Fund, and we look forward to helping you meet your investment goals in the future.

Sincerely,

ROBECO-SAGE CAPITAL MANAGEMENT, LLC

April 2005

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Members of Mercantile Alternative Strategies Fund LLC:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in members' capital and cash flows and the financial highlights present fairly, in all material respects, the financial position of Mercantile Alternative Strategies Fund LLC (the "Fund") at March 31, 2005, the results of its operations and cash flows for the year then ended, the changes in its members' capital for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2005 by correspondence with the custodian and investee funds, provide a reasonable basis for our opinion.

The financial statements include investments valued at $49,249,386 (98.08% of the Fund's net assets), whose fair values have been determined in good faith under procedures established by the Board of Directors in the absence of readily ascertainable market values. However, these values may differ significantly from the values that would have been used had a ready market for the investments existed, and the difference could be material.


PricewaterhouseCoopers LLP

May 27, 2005
Baltimore, Maryland

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------



                               [PIE CHART OMITTED]
                             Plot points as follows:

                  INVESTMENT STRATEGY AS A PERCENTAGE OF TOTAL
                            INVESTMENTS (UNAUDITED)

                                            Event-Driven - 15%

                                            Long/Short - Highly Hedged - 32%

                                            Long/Short - Long Biased - 23%

                                            Long/Short - Variable Exposure - 12%

                                            Relative Value - 18%



INVESTMENTS                                                         COST                  VALUE          % OF NET ASSETS
INVESTMENT FUNDS
EVENT-DRIVEN
  Centaurus Alpha Fund, L.P.                                     $ 2,000,000           $ 2,056,325                  4.10%
  Fir Tree Value Fund, L.P.                                        1,500,000             1,647,626                  3.28
  LC Capital Partners, L.P.                                        1,647,224             2,460,577                  4.90
  Perry Partners, L.P.                                             1,200,000             1,320,445                  2.63
                                                               --------------  --------------------  --------------------
             Total Event-Driven                                    6,347,224             7,484,973                 14.91
LONG/SHORT - HIGHLY HEDGED
  CCM Small Cap Value Fund, L.P.                                   1,837,687             2,579,543                  5.14
  Criterion Institutional Partners                                 1,500,000             1,623,032                  3.23
  Front Point Value Discovery Fund                                 2,000,000             2,140,108                  4.26
  Pennant Winward Fund, L.P.                                       1,600,000             1,701,693                  3.39
  Primarius Partners, L.P.                                         2,000,000             1,955,283                  3.90
  Spring Point Opportunity Fund, L.P.                              2,000,000             2,020,055                  4.02
  Tracer Capital Partners QP, L.P.                                 1,000,000             1,166,121                  2.32
  Walker Smith Capital, L.P.                                       2,000,000             2,511,151                  5.00
                                                               --------------  --------------------  --------------------
             Total Long/Short - Highly Hedged                     13,937,687            15,696,986                 31.26
LONG/SHORT - LONG BIASED
  Clovis Capital Partners Institutional, L.P.                      2,000,000             1,953,129                  3.89
  KBW Small Cap Financial Services, L.P.                           2,000,000             2,174,233                  4.33
  Mercury Special Situations Fund                                  1,000,000             1,302,862                  2.59
  Newcastle Partners, L.P.                                         1,961,110             2,479,833                  4.94
  Rosehill Saisei Fund, L.P.                                       1,100,000             1,224,054                  2.44
  SEG Partners                                                     2,063,660             2,414,063                  4.81
                                                               --------------  --------------------  --------------------
             Total Long/Short - Long Biased                       10,124,770            11,548,174                 23.00



    The accompanying notes are an integral part of the financial statements.

                                       8


MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
SCHEDULE OF INVESTMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------



INVESTMENTS                                                         COST                  VALUE          % OF NET ASSETS
INVESTMENT FUNDS
LONG/SHORT - VARIABLE EXPOSURE
  Amici Qualified Associates, L.P.                               $ 1,800,000           $ 1,783,054                  3.55%
  Delta Institutional, L.P.                                        1,849,158             2,806,097                  5.59
  Rosehill Japan Fund, L.P.                                        1,000,000             1,029,557                  2.05
                                                               --------------  --------------------  --------------------
             Total Long/Short - Variable Exposure                  4,649,158             5,618,708                 11.19
RELATIVE VALUE
  Bridgewater Pure Alpha Fund I, L.P.                              2,000,000             2,061,920                  4.11
  Cohanzick High Yield Partners, L.P.                              1,953,525             2,393,526                  4.77
  Drake Absolute Return Fund, L.P.                                 1,250,000             1,321,517                  2.63
  Grace Convertible Arbitrage                                      1,875,000             1,920,932                  3.82
  Grossman Global Macro Hedge Fund                                 1,250,000             1,202,650                  2.39
                                                               --------------  --------------------  --------------------
             Total Relative Value                                  8,328,525             8,900,545                 17.72
                                                               --------------  --------------------  --------------------
             Total Investments                                  $ 43,387,364          $ 49,249,386                 98.08%
                                                               --------------  --------------------  --------------------


The aggregate cost of investments for tax purposes was $43,387,364. Net unrealized appreciation on investments for tax purposes was $5,862,022 consisting of $6,017,906 of gross unrealized appreciation and $155,884 of gross unrealized depreciation.

The investments in Investment Funds shown above, representing 98.08% of members' capital, have been valued in accordance with procedures established by the Board of Directors.



    The accompanying notes are an integral part of the financial statements.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2005
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost, $43,387,364)                          $ 49,249,386
Cash and cash equivalents                                             1,565,367
Restricted cash                                                         400,413
Receivable from fund investments sold                                   835,576
Dividends receivable                                                        899
Prepaid expenses                                                         23,178
                                                                   -------------
             Total assets                                            52,074,819
                                                                   -------------
LIABILITIES
Capital contributions received in advance                               858,000
Note payable for tender offer                                           400,413
Incentive fee payable                                                   272,679
Management fee payable                                                  158,244
Administration fee payable                                               25,186
Other accrued expenses                                                  144,684
                                                                   -------------
             Total liabilities                                        1,859,206
                                                                   -------------
             Net assets                                            $ 50,215,613
                                                                   -------------
MEMBERS' CAPITAL
Capital                                                            $ 43,872,869
Accumulated net investment loss                                      (2,825,920)
Accumulated net realized gain on investments                          3,306,642
Net unrealized appreciation on investments                            5,862,022
                                                                   -------------
             Members' capital                                      $ 50,215,613
                                                                   -------------



    The accompanying notes are an integral part of the financial statements.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
STATEMENT OF OPERATIONS
YEAR ENDED MARCH 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend income                                                    $     16,194
                                                                   -------------

Management fees                                                         616,467
Administration fees                                                     341,247
Member servicing fees                                                   121,874
Incentive fees                                                          272,679
Professional fees                                                       212,855
Directors fees and expenses                                              47,084
Interest expense                                                         26,785
Printing fees                                                            19,914
Line of credit fees                                                      12,498
Custodian fees                                                            4,881
Registration fees                                                         1,600
Other expenses                                                           51,025
                                                                   -------------
             Total expenses                                           1,728,909
Administration fees waived                                             (243,629)
Member servicing fees waived                                           (121,874)
                                                                   -------------
             Net expenses                                             1,363,406
                                                                   -------------
             Net investment loss                                     (1,347,212)
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments                                      3,694,516
Net change in unrealized appreciation on investments                    225,056
                                                                   -------------
             Net realized and unrealized gain on investments          3,919,572
                                                                   -------------
Net increase in members' capital from operating activities         $  2,572,360
                                                                   -------------



    The accompanying notes are an integral part of the financial statements.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
------------------------------------------------------------------------------------------------------------------------------------


                                                           MANAGING        LIMITED INTEREST
                                                            MEMBER             MEMBERS              TOTAL
FOR THE YEAR ENDED MARCH 31, 2004
FROM OPERATING ACTIVITIES
Net investment loss                                       $  (3,371)         $ (1,234,310)       $ (1,237,681)
Net realized loss on investments                             (1,109)             (386,765)           (387,874)
Net change in unrealized appreciation
on investments                                               14,812             5,168,461           5,183,273
                                                          ---------          ------------        ------------
             Net increase in members' capital
             from operating activities                       10,332             3,547,386           3,557,718
                                                          ---------          ------------        ------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                 --            21,740,000          21,740,000
Costs of Interests repurchased                                                (1,250,000)         (1,250,000)
                                                          ---------          ------------        ------------
             Net increase in members' capital
             from capital transactions                           --            20,490,000          20,490,000
                                                          ---------          ------------        ------------
MEMBERS' CAPITAL
Balance at March 31, 2003                                   100,843            25,211,823          25,312,666
                                                          ---------          ------------        ------------
Balance at March 31, 2004                                 $ 111,175          $ 49,249,209        $ 49,360,384
                                                          =========          ============        ============


FOR THE YEAR ENDED MARCH 31, 2005

FROM OPERATING ACTIVITIES
Net investment loss                                       $  (2,267)         $ (1,344,945)       $ (1,347,212)
Net realized gain on investments                              7,179             3,687,337           3,694,516
Net change in unrealized appreciation
on investments                                                  437               224,619             225,056
                                                          ---------          ------------        ------------
             Net increase in members' capital
             from operating activities                        5,349             2,567,011           2,572,360
                                                          ---------          ------------        ------------
MEMBERS' CAPITAL TRANSACTIONS
Proceeds from sales of Interests                                 --             2,287,000           2,287,000
Costs of Interests repurchased                             (116,524)           (3,887,607)         (4,004,131)
                                                          ---------          ------------        ------------
             Net decrease in members' capital
             from capital transactions                     (116,524)           (1,600,607)         (1,717,131)
                                                          ---------          ------------        ------------
MEMBERS' CAPITAL
Balance at March 31, 2004                                   111,175            49,249,209          49,360,384
                                                          ---------          ------------        ------------
Balance at March 31, 2005                                 $      --          $ 50,215,613        $ 50,215,613
                                                          =========          ============        ============



    The accompanying notes are an integral part of the financial statements.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
STATEMENT OF CASH FLOWS
YEAR ENDED MARCH 31, 2005
--------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets from operations                         $  2,572,360
Adjustments to reconcile net decrease in net assets from
 operations to net cash provided by operating activities
  Purchases of investments                                          (24,200,000)
  Proceeds from the sale of investments                              27,741,476
  Increase in receivable from fund investments                         (835,576)
  Decrease in receivable for investments sold                           179,585
  Decrease in dividends receivable                                          866
  Increase in prepaid expenses                                           (7,857)
  Decrease in management fee payable                                     (1,648)
  Decrease in administration fee payable                                   (426)
  Decrease in incentive fee payable                                    (122,623)
  Increase in other accrued expenses                                     15,383
  Net change in unrealized appreciation on investments                 (225,056)
  Net realized gain on investments                                   (3,694,516)
                                                                   -------------
           Net cash provided by operating activities                  1,421,968
                                                                   -------------
CASH FLOWS FROM FINANCING ACTIVITIES
Capital contributions                                                 3,145,000
Capital withdrawals                                                  (4,004,131)
Decrease in note payable for tender offer                              (849,587)
                                                                   -------------
           Net cash used in financing activities                     (1,708,718)
                                                                   -------------
           Net decrease in cash and cash equivalents                   (286,750)
CASH AND CASH EQUIVALENTS *
Beginning of year                                                     2,252,530
                                                                   -------------
End of year                                                        $  1,965,780
                                                                   =============

* Includes restricted cash



    The accompanying notes are an integral part of the financial statements.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------

                                                        YEAR           YEAR         DECEMBER
                                                        ENDED          ENDED        30, 2002*-
                                                       MARCH 31,      MARCH 31,      MARCH 31,
                                                         2005           2004          2003
TOTAL RETURN                                          ---------      --------       --------
Total return before incentive fee (1)                     5.96%         11.67%          0.94% (4)
Incentive fee                                            (0.57)         (1.13)         (0.09)
                                                      --------       --------       --------
       Total return after incentive fee (1)               5.39%         10.54%          0.85% (4)
                                                      --------       --------       --------
Net assets, end of year (000's)                       $ 50,216       $ 49,360       $ 25,313
RATIOS TO AVERAGE NET ASSETS
Net investment loss ratio
  Net investment loss, before waivers                    (3.51)%        (4.01)%        (4.58)% (3)
  Net investment loss, net of waivers                    (2.76)%        (3.23)%        (3.82)% (3)
Expense ratio before incentive fee
  Operating expenses, before waivers (2)                  2.99%          3.02%          4.22% (3)
  Operating expenses, net of waivers (2)                  2.24%          2.24%          3.47% (3)
Expense ratio, net of waivers after incentive fee
  Expense ratio, net of waivers                           2.24%          2.24%          3.47% (3)
  Incentive fee                                           0.56%          1.03%          0.37% (3)
                                                      --------       --------       --------
   Expense ratio, net of waivers after incentive fee      2.80%          3.27%          3.84% (3)
                                                      --------       --------       --------
Portfolio turnover rate                                  49.95%          9.28%          0.00% (4)

* Commencement of investment operations.
(1) Total return is calculated for all the limited interest members taken as a whole. An individual limited interest member's return may vary from these returns based on the timing of capital transactions.
(2) Does not include expenses of the Investment Funds in which the Fund invests. The expense ratio (expense and incentive fee ratio) is calculated for the limited interest members taken as a whole. The computation of such ratios based on the amount of expenses and incentive fee assessed to an individual limited interest member's capital may vary from these ratios based on the timing of capital transactions.
(3) Annualized.
(4) Not annualized.



    The accompanying notes are an integral part of the financial statements.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

 1.   ORGANIZATION

      Mercantile Alternative Strategies Fund LLC (the "Fund") is a limited liability company organized under the laws of the state of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified, investment management company.

      The Fund seeks attractive risk adjusted rate of returns with a risk profile that is significantly lower than that of traditional "long only" small cap market exposure. The Fund achieves its goal principally through investing substantially all of its assets in privately placed investment vehicles, typically referred to as hedge funds ("Investment Funds") managed by third-party investment managers ("Investment Managers") who employ a variety of alternative investment strategies with a small-cap and micro-cap focus. These investment strategies allow Investment Managers the flexibility to leverage, short-sell and hedge positions to take advantage of perceived inefficiencies across the global capital markets, and are referred to as "alternative investment strategies" in contrast to the investment programs of "traditional" registered investment companies, such as mutual funds. The asset-based fees of the Investment Managers are generally expected to range from 1% to 2% annually of the net assets under their management and the performance or incentive allocations to the Investment Managers are generally expected to range from 15% to 25% of net profits annually. The Fund commenced investment operations on December 30, 2002.

      The Fund's Board of Directors (the "Board") has overall responsibility to manage and control the business operations of the Fund on behalf of the members. At least a majority of the Board is and will be persons who are not "interested persons" (as defined in the 1940 Act) with respect to the Fund.

      Mercantile Capital Advisors, Inc. ("MCA" or the "Managing Member") serves as the investment manager of the Fund subject to the ultimate supervision of and any policies established by the Board, pursuant to the terms of an investment management agreement with the Fund. MCA provides the Fund with ongoing investment guidance, policy direction, and monitoring of the Fund.

      MCA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. MCA is a wholly owned subsidiary of Mercantile Safe Deposit & Trust Company ("MSD&T") which is a wholly owned subsidiary of Mercantile Bankshares Corporation ("MBC"), a financial holding company. At March 31, 2005, MBC had a capital balance in the Fund of $26,590,508.

      Initial and additional subscriptions for limited liability company interests ("Interests") by eligible members are generally accepted at the beginning of each calendar quarter, unless otherwise determined at the discretion of the Managing Member. The Fund reserves the right to reject any subscriptions for Interests in the Fund. The Fund from time to time may offer to repurchase outstanding Interests pursuant to written tenders by members. These repurchases will be made at such times and on such terms as may be determined by the Board, in its complete and absolute discretion.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

      The Fund began making offers to repurchase Interests (or portions of them) from members as of December 29, 2003 and anticipates doing so semi-annually thereafter.

 2.   SIGNIFICANT ACCOUNTING POLICIES

      The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the U.S. The following is a summary of the significant accounting policies followed by the Fund:

      A. PORTFOLIO VALUATION
         The net asset value of the Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

         Investments in Investment Funds are presented in the accompanying financial statements at fair value. Fair value as of each month-end ordinarily will be the value determined as of such month-end for each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the unlikely event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Investment Fund based on the most recent value reported by the Investment Fund, as well as any other relevant information available at such time.

         Investments in mutual funds are valued at the closing net asset value per share on the date of valuation.

         Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

      B. INCOME RECOGNITION AND SECURITY TRANSACTIONS
         Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from Investment Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Investment Fund.

         Distributions from Investment Funds, if any, will be classified as investment income or realized gains in the Statement of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics of a distribution from an Investment Fund are not available, such distribution will be classified as investment income.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

      C. FUND EXPENSES
         The Fund will bear all expenses incurred in its business other than those that MCA assumes. The expenses of the Fund include, but are not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; due diligence, including travel and related expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved by the Board.

      D. INCOME TAXES
         The Fund intends to be treated as a partnership for Federal income tax purposes. Each member is responsible for the tax liability or benefit relating to their distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

      E. DISTRIBUTION POLICY
         The Fund has no present intention of making periodic distributions of its net investment income or capital gains, if any, to members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

      F. CASH AND CASH EQUIVALENTS
         The Fund treats all highly liquid financial instruments that mature within three months as cash equivalents. At March 31, 2005, cash and cash equivalents consist of an investment in a money market fund.

      G. CAPITAL ACCOUNTS
         Net profits or net losses of the Fund for each fiscal period will be allocated to the capital accounts of members as of the last day of each fiscal period in accordance with members' respective investment percentages of the Fund. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund during a fiscal period, before giving effect to any repurchases of interest in the Fund, and excluding the amount of any items to be allocated to the capital accounts of the members of the Fund, other than in accordance with the members' respective investment percentages.

      H. RESTRICTED CASH
         The Fund holds restricted cash which serves as collateral for the note payable for tender offer.

      I. USE OF ESTIMATES
         The preparation of financial statements in conformity with accounting principles generally accepted in the U.S. requires MCA to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. MCA believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however actual results could differ from these estimates.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

 3.   MANAGEMENT FEE, INCENTIVE FEE, RELATED PARTY TRANSACTIONS AND OTHER

      The Fund pays MCA a quarterly management fee at the annual rate of 1.25% of the net asset value of the Fund as of the last day of the quarter including assets attributable to MCA and before giving effect to any repurchases by the Fund. In addition to the management fee, MCA is paid an annual incentive fee, payable at the fiscal year-end equal to 10% of the excess, if any, of the net profits allocated to each member's capital account in excess of any net losses, subject to a loss carryforward amount.

      At a special meeting held on March 24, 2004, the Board including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, met and unanimously approved terminating the then current investment advisory agreement dated December 19, 2003, between the Fund, MCA and Contego Alternative Assets, LLC ("Contego"). Termination became effective on May 24, 2004.

      At a meeting held on May 20, 2004, the Board approved the appointment of Robeco-Sage Capital Management, LLC, (the "Advisor") as the new investment adviser for the Fund, subject to the approval of members. At a special meeting of members of the Fund held on August 6, 2004, the Members approved a new investment advisory agreement with Robeco-Sage. The terms and conditions of the new investment advisory agreement are substantially the same as the terms and conditions of the investment advisory agreement with Contego, the Fund's previous adviser. In consideration for such services, MCA pays the Advisor half of the management and incentive fees earned from the Fund.

      The Fund has also retained MCA to serve as the administrator to the Fund. The Fund will pay MCA an administration fee at the annual rate equal to 0.70% of the Fund's month end net assets, including assets attributable to MCA and before giving effect to any repurchases by the Fund. MCA currently has voluntarily agreed to waive .50% of the administration fee to the extent of the company's net assets. MCA has engaged SEI Investments Global Fund Services ("SEI") to serve as the Fund's sub-administrator. SEI provides administrative, accounting, and investor services to the Fund as well as serving in the capacity of transfer and distribution disbursing agent for the Fund. As compensation for services provided MCA will pay SEI a fee pursuant to a written agreement between MCA and SEI.

      The Fund has entered into a Member Servicing Agreement with MCA, whereby MCA may perform or enter into service arrangements pursuant to which an investor service provider, such as an investment adviser or other financial intermediaries ("Member Service Providers"), perform investor services for its customers who are members of the Fund. The Fund will pay a fee to MCA to reimburse MCA for such services or payments made to Member Service Providers. This fee is expected to be paid monthly at an annualized rate of up to 0.25% of the net asset value held by members that receive services from a Member Service Provider, determined as of the last day of the calendar month (before any capital account withdrawals or Incentive Fee). Currently, MCA is waiving all member servicing fees.

      SEI Private Trust Company acts as custodian (the "Custodian") for the Fund's assets. In consideration for such services, the Fund will pay the Custodian a monthly fee based on month-end net assets, at an annual rate of up to 0.01%.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

      Each Board member receives an annual retainer of $6,500 plus a fee for each meeting attended. The chairman of the Board also receives an additional annual fee of $3,333. The Fund also reimburses the Board members for all reasonable out of pocket expenses. Total amounts incurred related to Board meetings by the Fund for the year ended March 31, 2005 were $47,084.


 4.   CONCENTRATION OF RISK

      The Fund invests primarily in Investment Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Investment Funds' net asset value.

      Various risks are also associated with an investment in the Fund, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks relating to the limited liquidity of Interests.

      In the normal course of business the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


 5.   INVESTMENT TRANSACTIONS

      For the year ended March 31, 2005, purchases and sales of investments (excluding short-term securities) were $24,200,000 and $27,741,476, respectively.


 6.   TENDER OFFERS

      On March 3, 2004 and September 7, 2004, the Fund offered to purchase for cash an amount of Interests or portions of Interest up to 5% of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value as of June 30, 2004 and December 31, 2004. For the March 3, 2004 offer, tenders in the amount of $2,358,602 as of the June 30, 2004 valuation date were received and accepted by the Fund from other limited interest members. For the September 7, 2004 offer, tenders in the amount of $1,300,000, $116,524 and $229,005 as of the December 31, 2004 valuation date were received and accepted by the Fund from MBC, MCA, and other limited interest members, respectively. The Fund paid the initial payment on July 29, 2004 and January 28, 2005 accordingly; the remaining amount will be paid promptly after completion of the Fund's March 31, 2005 year end audit. These amounts are disclosed on the statement of assets and liabilities as note payable for tender offer.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2005
--------------------------------------------------------------------------------

      On March 1, 2005, the Fund offered to purchase for cash an amount of Interests or portions of Interest up to 14% of the net assets of the Fund tendered by members of the Fund at a price equal to the net asset value at June 30, 2005. Tenders with an estimated value in the amount of $4,400,000 and $478,401 were received and accepted by the Fund from MBC and other limited members, respectively. A Promissory Note has been issued by the Fund entitling the members to an initial payment within 30 days after June 30, 2005; the remaining amount will be paid promptly after completion of the Fund's March 31, 2006 year end audit.

7.    LINE OF CREDIT

      The Fund has established a line of credit with Boston Private Bank & Trust Company, ("Boston Private"). The line of credit may be accessed by the Fund to purchase portfolio securities, to meet repurchase requests, and for cash management purposes. The Fund may borrow the lesser of 20% of its net assets or $10 million. The Fund is not permitted to borrow for any purposes if, immediately after such borrowing, it would have an asset coverage (as defined by the 1940 Act) of less than 300% with respect to indebtedness. Borrowings under the line of credit bear interest at a variable rate equal to the Boston Private lending rate plus one percent. The Fund will pay a facility fee to Boston Private equal to one quarter of one percent of the amount of the facility. During the year ended March 31, 2005, the Fund had average borrowings of $9,273,333 over a period of 24 days at an average interest rate of 6.167%. At March 31, 2005, the Fund had no borrowings outstanding.


8.    SUBSEQUENT EVENT

      Effective April 1, 2005, the Fund received capital subscriptions from members in the amount of $858,000.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
LIQUIDITY OF INVESTMENT FUNDS (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------

The Investment Funds provide for periodic redemptions ranging from monthly to annual with lock up provisions of up to one year from initial investment.

INVESTMENT FUNDS                                                 LIQUIDITY
  Amici Qualified Associates, L.P.                               Quarterly
  Bridgewater Pure Alpha Fund I, L.P.                             Monthly
  CCM Small Cap Value Fund, L.P.                                 Quarterly
  Centaurus Alpha Fund, L.P.                                      Monthly
  Clovis Capital Partners Institutional, L.P.                    Quarterly
  Cohanzick High Yield Partners, L.P.                            Quarterly
  Criterion Institutional Partners                               Quarterly
  Delta Institutional, L.P.                                      Quarterly
  Drake Absolute Return Fund, L.P.                               Quarterly
  Fir Tree Value Fund, L.P.                                       2 year
  Front Point Value Discovery Fund                               Quarterly
  Grace Convertible Arbitrage                                    Quarterly
  Grossman Global Macro Hedge Fund                                Monthly
  KBW Small Cap Financial Services, L.P.                       Semi-annually
  LC Capital Partners L.P.                                       Quarterly
  Mercury Special Situations Fund                                Quarterly
  Newcastle Partners, L.P.                                       Quarterly
  Pennant Winward Fund, L.P.                                     Quarterly
  Perry Partners, L.P.                                           Annually
  Primarius Partners, L.P.                                       Quarterly
  Rosehill Japan Fund, L.P.                                      Quarterly
  Rosehill Saisei Fund, L.P.                                     Annually
  SEG Partners                                                   Annually
  Spring Point Opportunity Fund, L.P.                            Annually
  Tracer Capital Partners QP, L.P.                               Quarterly
  Walker Smith Capital, L.P.                                     Quarterly

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the general supervision of the Fund's Board of Directors in accordance with the laws of the State of Delaware and the Fund's Limited Liability Company Agreement. Information pertaining to the directors and officers of the Fund is set forth below. Directors who are deemed to be "interested persons" of the Fund as defined in the 1940 Act are referred to as "Interested Directors." Each Director serves for an indefinite term until either (1) the date of the Director's successor in office becomes effective, or (2) the date a Director resigns of his term as a Director is terminated in accordance with the Fund's Limited Liability Company. Directors who are not deemed to be "interested persons" of the Fund are referred to as "Independent Directors."


INDEPENDENT DIRECTORS
------------------------------- --------------- ----------- -------------------------------- ------------------------
Name and Age                    Position(s)     Length of   Principal                        Other Directorships
                                Held with       Time        Occupation(s)                    Held by Nominee
                                Fund            Served      During Past 5 Years
------------------------------- --------------- ----------- -------------------------------- ------------------------
L. White Matthews, III          Director        Since       Retired since 2001;              The Mercantile Funds,
Age: 58                                         2003        Director, Executive              Inc. (15 portfolios);
                                                            Vice President                   Matrixx Initiatives,
                                                            and Chief Financial              Inc.
                                                            Officer, Ecolab, Inc.            (pharmaceuticals);
                                                            (cleaning products               Imation Corp. (data
                                                            and services)                    storage products); and
                                                            1999-2001.                       Computer Horizons
                                                                                             Corp. (computer
                                                                                             services).
------------------------------- --------------- ----------- -------------------------------- ------------------------
Edward D. Miller                Director        Since 2002  Dean and Chief Executive         The Mercantile Funds,
Age: 62                                                     Officer, Johns Hopkins           Inc. (15 portfolios)
                                                            Medicine.
------------------------------- --------------- ----------- -------------------------------- ------------------------
John R. Murphy                  Director and    Since 2002  Vice Chairman, National          The Mercantile Funds,
Age: 71                         Chairman of                 Geographic Society.              Inc. (15 portfolios);
                                the Board                                                    Omnicom Group, Inc.
                                                                                             (media and marketing
                                                                                             services).
------------------------------- --------------- ----------- -------------------------------- ------------------------
George R. Packard, III          Director        Since 2002  President, U.S. Japan            The Mercantile Funds,
Age: 72                                                     Foundation.                      Inc. (15 portfolios).
------------------------------- --------------- ----------- -------------------------------- ------------------------
Thomas L. Owsley                Director        Since 2005  Retired since August 2004;       The Mercantile Funds,
Age: 64                                                     President, Chief Executive       Inc. (15 portfolios).
                                                            Officer and Chief Operating
                                                            Officer, Crown Central
                                                            Petroleum Corporation 2003 to
                                                            August 2004: Senior Vice
                                                            President, General Counsel and
                                                            Corporate Secretary 2001 to
                                                            2003: Senior Vice President
                                                            and Chief Legal Officer 1998
                                                            to 2001.
------------------------------- --------------- ----------- -------------------------------- ------------------------


                                       22




MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
DIRECTORS AND OFFICERS OF THE FUND (UNAUDITED)
MARCH 31, 2005
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTOR
------------------------------- --------------- ----------- -------------------------------- ------------------------
Name and Age                    Position        Length of   Principal                        Other Directorships
                                Held with       Time        Occupation(s)                    Held by Nominee
                                Fund            Served      During Past 5 Years
------------------------------- --------------- ----------- -------------------------------- ------------------------
Decatur H. Miller ((1))         Director        Since 2002  Retired.                         The Mercantile
Age: 72                                                                                      Funds, Inc. (15
                                                                                             portfolios).
------------------------------- --------------- ----------- -------------------------------- ------------------------


(1) Mr. Miller is an "interested person" of the Fund because he is a co-trustee of a trust for which MSD&T, the parent company of MCA, is also a co-trustee.

OFFICERS OF THE FUND
Officers are elected by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve. The following table sets forth certain information about the Fund's officers who are not Directors.


-------------------- ----------------- ----------- ------------------------------------------------------
NAME AND AGE               POSITION       LENGTH
                           HELD WITH    OF  TIME          PRINCIPAL OCCUPATION(S)
                             FUND        SERVED            DURING PAST 5 YEARS
-------------------- ----------------- ----------- ------------------------------------------------------
Kevin A. McCreadie         President      Since      Executive Vice President of the Fund from 2003 to
Age: 44                                   2004       March 2004. President, MCA since 2004; Chief
                                                     Investment Officer, MCA and MSD&T since 2002;
                                                     Partner, Brown Investment Advisory & Trust
                                                     Company from 1999 to 2002.
-------------------- ----------------- ----------- ------------------------------------------------------
Cornelia H. McKenna        Vice           Since      Vice President, MCA and MSD&T.
Age: 37                    President      2002
-------------------- ----------------- ----------- ------------------------------------------------------
Edward J. Veilleux         Assistant      Since      President, EJV Financial Services (consulting) since
Age: 61                    Vice           2004       2002; Director, Deutsche Asset Management ("DeAM")
                           President and             from 1987 to 2002.
                           Chief
                           Compliance
                           Officer
-------------------- ----------------- ----------- ------------------------------------------------------
Scott J. Liotta            Treasurer      Since      Vice President, MSD&T since 2003 and MCA since 2005;
Age: 40                                   2005       Vice President, ProFund Advisors LLC from 1999 to 2002.
-------------------- ----------------- ----------- ------------------------------------------------------
Jennifer E. Vollmer        Secretary      Since      Vice President, MCA and MSD&T since 2001; Associate,
Age: 33                                   2002       DeAM from 1999 to 2001.
-------------------- ----------------- ----------- ------------------------------------------------------
Savonne L. Ferguson        Assistant      Since      Assistant Vice President, MCA and MSD&T since 2002;
Age: 31                    Secretary      2004       DeAM Associate (2002) from 1999 to 2002.
-------------------- ----------------- ----------- ------------------------------------------------------

                                       23

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------

BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT

The directors unanimously approved the continuance of the Investment Management Agreement (the "Management Agreement") between the Fund and Mercantile Capital Advisors, Inc. (the "Manager") at a meeting held on November 18, 2004.

In preparation for the meeting, the directors had requested and evaluated extensive materials from the Manager, which included information on the following factors:

    1. the nature, extent and quality of investment management services rendered by the Manager;

    2. the investment performance of the Fund compared with other investment companies with similar investment objectives and to an appropriate index;

    3. the costs borne by, and profitability of, the Manager and its affiliates in providing services to the Fund and to all investment companies in the Mercantile Alternative Investment Funds complex;

    4. comparative fee and expense data for other investment companies with similar investment objectives;

    5. information about fees charged by the Manager to other comparable clients; and

    6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors.

Prior to approving the continuance of the Management Agreement, the directors reviewed these materials with management, counsel to the Fund and counsel to directors who are independent of the Manager. The directors received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in an executive session with counsels at which no representatives of the Manager were present. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.


The directors determined that the overall arrangements between the Fund and the Manager, as provided in the Investment Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors' reaching their determination to approve the continuance of the Management Agreement, including their determinations that the Manager should continue to serve as the Manager for the Fund and that the fees payable to the Manager pursuant to the Management Agreement are appropriate, were

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------

separately reviewed by the directors.


NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE MANAGER

Under the Management Agreement, the Manager, subject to the oversight of the directors, supervises the Fund's investment program and administers the Fund's business and other affairs. The Management Agreement authorizes the Manager to employ a sub-adviser to assist in the performance of any or all of the advisory services under the Manager's supervision, provided that any fees or compensation payable to such sub-adviser shall be paid by the Manager. The Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for its operations.

The directors considered the nature, extent and quality of services provided by the Manager under the Management Agreement. The directors particularly referred to the record of the Manager in building improved compliance and control functions that reduce risks to the Fund, the continued enhancements to management over the course of the past year as well as the dedication and professionalism exhibited by members of the management team. The directors also considered that the Manager does not use brokers or dealers in Fund transactions that provide research and other services to the Manager. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided and expected to be provided to the Fund under the Management Agreement.

INVESTMENT PERFORMANCE

The directors considered the annualized performance of the Fund in comparison to relevant market indices and the degree of risk undertaken by the portfolio manager. In addition to the information received by the directors for the meeting, the directors receive detailed information for the Fund at each regular Board meeting during the year.

At the meeting, the directors also reviewed information showing the Fund's monthly and year-to-date performance periods preceding the meeting compared to the performance of a peer group of registered and unregistered investment companies pursuing broadly similar strategies selected by the Manager and sub-adviser, and the Fund's year-to-date performance compared to various hedge fund indices, and the Fund's performance since inception compared to equity and bond indices.

The comparative information showed that the Fund's return over the past year has trailed the average of the peer group selected by the Manager and sub-adviser. Based on their review and discussions with management, the directors concluded that they were satisfied that management was taking steps to improve the Fund's performance and was monitoring the investment process of the Fund's sub-adviser.

PROFITABILITY TO THE MANAGER, MANAGEMENT FEES AND ECONOMIES OF SCALE

At the request of the directors, the Manager provided information concerning profitability of the Manager's investment advisory and investment company activities and its financial condition for

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
BOARD APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------

the twelve month period ended September 30, 2004. The information considered by the directors included operating profit margin information for the Manager's investment company business as a whole, as well as the Manager's profitability data for the Fund and the Mercantile Alternative Investment Funds complex. The Manager believes that the methods of allocation used were reasonable, but noted that there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager where each of the advisory products draws on, and benefits from, the research and other resources of the organization.

The directors reviewed the methods of allocation used by the Manager in preparing the profitability data. The directors considered the costs of the services provided and profits realized by the Manager and its affiliates from their relationship with the Fund and the investment of the Manager to maintain the infrastructure necessary for the long-term stability of the Manager and the Fund.

The directors recognized that it is difficult to make comparisons of profitability to other investment management contracts because comparative information is not generally publicly available and may be affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. The directors recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager's level of profitability from its relationship with the Fund was not excessive.

The directors considered the management fee rate paid by the Fund to the Manager and separately reviewed the advisory and incentive fees as well as the total expense ratio of the Fund in comparison to the fees and expenses of the peer group of investment companies similar to the Fund provided by the Manager from publicly available sources. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other similar registered investment companies. The directors noted that the advisory fee charged by the Manager was slightly below the average of the peer group and the incentive fee was the same as the average. The directors also considered the fees that the Manager charges two other funds in the Mercantile Alternative Investment Fund complex. The fee rates charged to those funds are the same as those charged to the Fund. The directors also considered that the Fund's advisory fee structure provides for incentive fees that increase the Manager's and sub-advisor's fee level when performance exceeds certain standards, and concluded that Fund's assets have not yet grown to the point where it would be necessary to reassess the extent to which further economies of scale could be realized. Based upon their review, the directors concluded that the management fees were fair and reasonable.

MERCANTILE ALTERNATIVE STRATEGIES FUND LLC
OTHER INFORMATION (UNAUDITED)
MARCH 31, 2005
--------------------------------------------------------------------------------

PORTFOLIO HOLDINGS DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q are available on the Commission's web site at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-551-2145; and (ii) on the Commission's website at HTTP://WWW.SEC.GOV.

INVESTMENT MANAGER AND ADMINISTRATOR
Mercantile Capital Advisors, Inc.
Two Hopkins Plaza
Baltimore, Maryland  21201

SUB-ADMINISTRATOR
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania  19456

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
250 West Pratt Street, Suite 2100
Baltimore, Maryland  21201

LEGAL COUNSEL
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

This report is for members' information only.



ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is L. White Matthews, III. L. White Matthews, III is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers, LLP Related to the registrant.

PricewaterhouseCoopers, LLP billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:


------------------ ----------------------------------------------------- -----------------------------------------------------
                                       FISCAL 2005                                            FISCAL 2004
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                   All fees and      All fees and      All other fees    All fees and      All fees and      All other fees
                   services to the   services to       and services to   services to the   services to       and services to
                   Fund that were    service           service           Fund that were    service           service
                   pre-approved      affiliates that   affiliates that   pre-approved      affiliates that   affiliates that
                                     were              did not require                     were              did not require
                                     pre-approved      pre-approval                        pre-approved      pre-approval
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(a)     Audit          $43,700             N/A               N/A             $41,600             N/A               N/A
        Fees(1)

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(b)     Audit-Related    N/A               N/A               N/A               N/A               N/A               N/A
        Fees

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(c)     Tax Fees       $33,333             N/A               N/A             $22,500             N/A               N/A

------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
(d)     All              N/A               N/A               N/A               N/A               N/A               N/A
        Other
        Fees
------- ---------- ----------------- ----------------- ----------------- ----------------- ----------------- -----------------


Notes:
(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)   Not Applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

                ---------------------------- ----------------- ----------------
                                                FISCAL 2005      FISCAL 2004
                ---------------------------- ----------------- ----------------
                Audit-Related Fees                  0%                0%

                ---------------------------- ----------------- ----------------
                Tax Fees                            0%                0%
                ---------------------------- ----------------- ----------------
                All Other Fees                      0%                0%

                ---------------------------- ----------------- ----------------


(f) Not Applicable.

(g) The aggregate non-audit fees and services billed by PricewaterhouseCoopers, LLP for the last two fiscal years were $0 and $231,746 for 2005 and 2004, respectively.

(h) Not Applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors has delegated the responsibility for voting proxies relating to securities held by the registrant to the investment manager, Mercantile Capital Advisors, Inc. ("MCA"), as a part of the general management of each Company, subject to the Board's continuing oversight. The voting of proxies is an integral part of the investment management services that the Investment Manager provides pursuant to the advisory contract. MCA is permitted to and has further delegated the responsibility for voting proxies to the registrant's investment adviser retained to provide investment advisory services to the registrant.

Procedures of the investment adviser are included as Exhibit I to this Form.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared. Further, in their opinion, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) At the date of filing this Form N-CSR, there were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

(c) Procedures of the Investment Advisor

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                         Mercantile Alternative Strategies Fund, LLC


                                     /s/ Kevin A. McCreadie
By (Signature and Title)*            ----------------------
                                     Kevin A. McCreadie
                                     Chief Executive Officer
Date: May 31, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                                     /s/ Kevin A. McCreadie
By (Signature and Title)*            ----------------------
                                     Kevin A. McCreadie
                                     Chief Executive Officer
Date: May 31, 2005

                                     /s/ Scott J. Liotta
By (Signature and Title)*            --------------------
                                     Scott J. Liotta
                                     Chief Financial Officer

Date: May 31, 2005
* Print the name and title of each signing officer under his or her signature.

Exhibit I

                    PROXY VOTING POLICIES AND PROCEDURES
                           FOR FUND OF FUNDS PRODUCTS

         Robeco-Sage Capital Management, LLC (the "Adviser") provides investment advisory services to private investment funds, whose investment program primarily involves investing fund assets in private investment funds (each, a "Fund" and collectively, the "Funds"). The Adviser has authority to vote proxies relating to, or give approval/consent to amendments proposed by, such Funds.

         The Securities and Exchange Commission (the "SEC") has adopted Rule 206(4)-6 under the Investment Advisers Act. Under this rule, registered investment advisers that exercise voting authority over client securities are required to implement proxy voting policies and describe those policies to their clients.

         The Investment Committee is responsible for making all proxy voting decisions in accordance with these proxy voting policy and procedures (the "Policies"). The Head of Operations & Administration is responsible for the actual voting of all proxies in a timely manner, while the Compliance Committee is responsible for monitoring the effectiveness of the Policies. (SEE Section
IV. "Procedures for Proxies".)

         The Policies attempt to generalize a complex subject. The Adviser may, from time to time, determine that it is in the best interests of its fund to depart from specific policies described herein. The rationale for any such departure will be memorialized in writing by the Compliance Committee.

I.       GENERAL POLICY

     The general policy is to vote proxy proposals, amendments, consents or resolutions relating to Funds (collectively, "proxies") in a manner that serves the best interests of the fund managed by the Adviser, as determined by the Adviser in its discretion, taking into account relevant factors, including:

         - the impact on the value of the returns of the Fund;

         - the attraction of additional capital to the Fund;

         - alignment of Management's (as defined below) interests with Fund Owners' (as defined below) interests, including establishing appropriate incentives for Management;

         - the costs associated with the proxy;

         - impact on redemption or withdrawal rights;

         - the continued or increased availability of portfolio information; and

         - industry and business practices.

II.      SPECIFIC POLICIES

A.       ROUTINE MATTERS

         Routine matters are typically proposed by Management of a company and meet the following criteria: (i) they do not measurably change the structure, management, control or operation of the Fund; (ii) they do not measurably change the terms of, or fees or expenses associated with, an investment in the Fund; and (iii) they are consistent with customary industry standards and practices, as well as the laws of the state of incorporation applicable to the Fund.

         For routine matters, the Adviser will vote in accordance with the recommendation of the Fund's management, directors, general partners, managing members or trustees (collectively, the "Management"), as applicable, unless, in the Adviser's opinion, such recommendation is not in the best interests of the fund.

         The Adviser will generally vote FOR the following proposals:

                  1. To change capitalization, including to increase authorized common shares or to increase authorized preferred shares as long as there are not disproportionate voting rights per preferred share.

                  2.  To elect or re-elect Board members.

                  3.  To appoint or elect auditors.

                  4.  To set time and location of annual meeting.

                  5. To establish a master/feeder structure without a significant increase in fees or expenses.

                  6.  To change the fiscal year or term of the Fund.

                  7.  To change in the name of a Fund.


B.       NON-ROUTINE MATTERS

         Non-routine matters involve a variety of issues and may be proposed by Management or beneficial owners of a Fund (I.E., shareholders, members, partners, etc. (collectively, the "Owners")). These proxies may involve one or more of the following: (i) a measurable change in the structure, management, control or operation of the Fund; (ii) a measurable change in the terms of, or fees or expenses associated with, an investment in the Fund; or (iii) a change that is inconsistent with industry standards and/or the laws of the state of formation applicable to the Fund.

                  1. STRUCTURE, MANAGEMENT AND INVESTMENT AUTHORITY

                  On a CASE-BY-CASE basis, the Adviser will decide the following matters, taking into account the se Policies and factors relevant to each proxy, as discussed below.

                  a. Approval or Renewal of Investment Advisory Agreements

                        i. proposed and current fee schedules

                        ii. performance history of the Fund

                        iii. continuation of management talent

                        iv. alignment of interests between Management and
                            Owners

                  b. Termination or Liquidation of the Fund

                        i. terms of liquidation

                        ii. past performance of the Fund

                        iii. strategies employed to save the Fund

                  c. Increases in Fees or Expenses

                        i. comparison to industry standards

                        ii. potential impact on the value of the returns of the
                            Fund

                        iii. retention of management talent

                  2. SHARE CLASSES AND VOTING RIGHTS

                  Unless exceptional circumstances exist, the Adviser will vote AGAINST the following proposals:

                  a. To establish a class or classes with terms that may disadvantage other classes.

                  b. To introduce unequal voting rights.

                  c. To change the amendment provisions of an entity by removing investor approval requirements.

C.       ALL OTHER MATTERS

         All other decisions regarding proxies will be determined on a CASE-BY-CASE basis taking into account the general policy, as set forth above.

D.       ABSTAINING FROM VOTING OR AFFIRMATIVELY NOT VOTING

         The Adviser will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the Adviser determines that abstaining or not voting is in the best interests of the fund. In making such a determination, the Adviser will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (E.G. translation or travel costs); and (ii) any legal restrictions on trading resulting from the exercise of a proxy. The Adviser will not abstain from voting or affirmatively decide not to vote a proxy if the fund is a plan asset fund subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended.

III.     CONFLICTS OF INTEREST

         At times, conflicts may arise between the interests of the fund, on the one hand, and the interests of the Adviser or its affiliates, on the other hand. If the Adviser determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, the Adviser will address matters involving such conflicts of interest as follows:

         A. if a proposal is addressed by the specific policies herein, the Adviser will vote in accordance with such policies;

         B. if the Adviser believes it is in the best interests of the fund to depart from the specific policies provided for herein, the Adviser will be subject to the requirements of C or D below, as applicable;

         C. if the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, the Adviser may vote such proxy as it determines to be in the best interests of the fund, without taking any action described in D below, provided that such vote would be against the Adviser's own interest in the matter (I.E. against the perceived or actual conflict). The Adviser will memorialize the rationale of such vote in writing; and

         D. if the proxy proposal is (1) not addressed by the specific policies or (2) requires a case-by-case determination by the Adviser, and the Adviser believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then the Adviser must take one of the following actions in voting such proxy: (a) delegate the voting decision for such proxy proposal to an independent third party; (b) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the fund, as applicable; (c) inform the investors in a fund of the conflict of interest and obtain consent (majority consent in the case of a fund) to vote the proxy as recommended by the Adviser; or (d) obtain approval of the decision from the Adviser's Compliance Committee.

IV.      PROCEDURES FOR PROXIES

         The Investment Committee will be responsible for determining whether each proxy is for a "routine" matter or not, as described above. All proxies identified as "routine" will be voted by the Investment Committee in accordance with the Policies.

         Any proxies that are not clearly "routine" will be submitted to the Investment Committee, which will determine how to vote each such proxy by applying the Policies. Upon making a decision, the proxy will be executed and returned to the Head of Operations & Administration for submission to the company. Upon receipt of an executed proxy, the Head of Operations & Administration will update the fund's proxy voting record. The Head of Operations & Administration is responsible for the actual voting of all proxies in a timely manner. The Compliance Committee is responsible for monitoring the effectiveness of the Policies.

         In the event the Adviser determines that the fund should rely on the advice of an independent third party or a committee regarding the voting of a proxy, the Adviser will submit the proxy to such third party or committee for a decision. The Head of Operations & Administration will execute the proxy in accordance with such third party's or committee's decision.

V.       RECORD OF PROXY VOTING

         The Head of Operations & Administration will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

         The Head of Operations & Administration will also maintain records relating to each proxy, including (i) the determination as to whether the proxy was routine or not; (ii) the voting decision with regard to each proxy; and
(iii) any documents created by the Investment Committee, or others, that were material to making the voting decision.

         The Adviser will maintain a record of each written request from an investor in a fund for proxy voting information and the Adviser's written response to any request (oral or written) from an investor in a fund for proxy voting information.

         The Head of Operations & Administration will maintain such records in its offices for two years and for an additional three years in an easily accessible place.